U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                November 10, 2003





                         Commission file number: 1-9083





                             TREECON RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




                    Nevada                                 23-2708876
         (State or other jurisdiction of                (I.R.S. Employer
         incorporation or organization)                Identification No.)







                   6004 South U.S. Highway 59
                          Lufkin, Texas                         75901
         (Address of principal executive offices)             (Zip Code)




       Registrant's telephone number, including area code: (936) 634-3365

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                                Explanatory Note

On November 17, 2003, the Registrant filed a Current Report on Form 8-K (the "Original Filing") reporting that Ernst & Young LLP would decline to stand for reelection as the Registrant's independent public accountants. This amendment to the Original Filing is being filed to amend and restate Item 4 and add new Item 7 to include a letter from Ernst & Young LLP, dated December 15, 2003, to the Securities and Exchange Commission, as required by Regulation S-K Item 304(a)(3). A copy of the letter is attached hereto as Exhibit 16.1.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Registrant and Ernst & Young LLP ("Ernst & Young") mutually agreed that Ernst & Young would decline to stand for reelection. Accordingly, on November 10, 2003, Ernst & Young provided a letter to the Registrant confirming the termination of the client-auditor relationship between the Registrant and Ernst & Young.

The reports of Ernst & Young on the Registrant's financial statements for the past two fiscal years contained neither an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The report issued by Ernst & Young on the financial statements included in the Registrant's Form 10-K for the fiscal year ended September 30, 2002 was modified to include an explanatory paragraph describing conditions that raised substantial doubt about the Registrant's ability to continue as a going concern.

The audit committee of the Registrant's Board of Directors did not participate in the termination of the client-auditor relationship with Ernst & Young.

In connection with its audits for the Registrant's two most recent fiscal years, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in their report on the Registrant's financial statements. Additionally, there were no "Reportable Events", as such term is defined in Item 304 of Regulation S-K, during the audits of the past two fiscal years.

For the subsequent interim periods between the fiscal year ended September 30, 2002, through the date Ernst & Young declined to stand for reelection as independent public accountants of the Registrant, Ernst & Young did not review the Registrant's financial statements for such subsequent interim periods. As a result, Ernst & Young did not have any discussions with the Registrant regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or inform the Registrant of any Reportable Events with respect to such interim periods.

The Registrant is in the process of engaging new independent public accountants and is working towards filing its delinquent periodic reports to be filed with the Securities and Exchange Commission. In the event of any disagreement with such new independent public accountants, and/or if any Reportable Event is noted by such new independent public accountants, the Registrant will provide the specific disclosures required by Item 304(a)(1)(iv) and (v) of Regulation S-K.

The Registrant has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter is attached hereto as
Exhibit 16.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         16.1. Letter from Ernst & Young, dated December 15, 2003, to the Securities and Exchange Commission relating to the change in certifying accountants.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TreeCon Resources, Inc.

Dated: December 15, 2003                By:  /s/ Mike S. Boatman
                                           ---------------------------------
                                           Mike S. Boatman
                                           Vice President and Controller, Texas
                                           Timberjack, Inc.
                                           (principal financial officer)









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                                 EXHIBIT INDEX





Exhibit No.                      Description
-----------                      -----------

  16.1. Letter from Ernst & Young, dated December 15, 2003, to the Securities and Exchange Commission relating to the change in certifying accountants.